SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  August 31, 1997

                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1

                         (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1


                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:


                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated August 25, 1997.


                                                  Reimbur-
                                       Realized   ment of
      Beginning                        Loss of    Realized  Interest Remaining
Class  Balance    Principal  Interest Principal    Losses   Shortfall Balance
FXA-1   10594551     1508490    60919         0           0        0  9086061
FXA-2   20463225       12592   132158         0           0        0 20450633
FXA-3   11623696           0    71195         0           0        0 11623696
FXA-4   13200375           0    82502         0           0        0 13200375
FXA-5    5125000           0    33099         0           0        0  5125000
FXA-6    4001000           0    25840         0           0        0  4001000
FXA-7    1000000           0     6458         0           0        0  1000000
FXA-8   22606587     1709622   114887         0           0        0 20896965
FXA-9   22606587 NA             45243 NA                  0        0 20896965
FXP        81193          76 NA               0           0 NA          81116
FXS      8458533 NA             54628 NA                  0        0  8111179
A-1     42540489     1364624   274741         0           0        0 41175865
A-2      6962000           0    44963         0           0        0  6962000
A-3      1951000           0    12600         0           0        0  1951000
A-4     13671890        9551    88298         0           0        0 13662339
P        1084468       14322 NA               0           0 NA        1070146
S        1107162 NA              7150 NA                  0        0  1048228
B-1      5180923        3363    33460         0           0        0  5177560
B-2      2107494        1368    13611         0           0        0  2106126
B-3      1317183         855     8507         0           0        0  1316328
B-4       790310         513     5104         0           0        0   789797
B-5       439062         285     2836         0           0        0   438777
B-6       702499         456     4537         0           0        0   702043
R              0           0        0         0 NA                 0        0
RP             0           0        0         0 NA                 0        0

                             Class IntReimbursement
     Beginning   Principal   Distributof RealizeRemaining
ClassBalance     DistributionDistributLosses    Balance
FXA-1 703.555149  100.174688 4.045442  0.000000  603.380460
FXA-2 998.206084    0.614246 6.446748  0.000000  997.591838
FXA-31000.000000    0.000000 6.125000  0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000  0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334  0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333  0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330  0.000000 1000.000000
FXA-8 817.130111   61.795420 4.152683  0.000000  755.334691
FXA-9 817.130111    0.000000 1.635322  0.000000  755.334691
FXP   997.586775    0.938579 0.000000  0.000000  996.648196
FXS   867.481205    0.000000 5.602483  0.000000  831.857704
A-1   979.194040   31.410818 6.323962  0.000000  947.783222
A-2  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-4   997.948174    0.697152 6.445082  0.000000  997.251023
P     997.000205   13.166702 0.000000  0.000000  983.833503
S     921.314341    0.000000 5.950155  0.000000  872.272776
B-1   998.101383    0.647903 6.446072  0.000000  997.453480
B-2   998.101381    0.647903 6.446072  0.000000  997.453477
B-3   998.101386    0.647903 6.446072  0.000000  997.453483
B-4   998.101383    0.647906 6.446067  0.000000  997.453477
B-5   998.101396    0.647902 6.446077  0.000000  997.453495
B-6   998.101430    0.647879 6.446070  0.000000  997.453551
R       0.000000    0.000000 0.000000  0.000000    0.000000
RP      0.000000    0.000000 0.000000  0.000000    0.000000



                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          August 31, 1997